September 2015 - Investor Presentation Exhibit 99.1

AOINTL.COM

Legal Disclosures
Forward-Looking Statements. This presentation may include “forward-looking statements” as defined in the Private Securities Litigation
Reform Act of 1995. These statements are based on current expectations of future events. Such statements may include, but are not
limited to, statements about future financial and operating results, plans, objectives, expectations and intentions and other statements
that are not historical facts. Such statements are based on the current beliefs and expectations of management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results may differ materially from those currently anticipated expected or projected. The following factors, among others, could cause actual results to differ from those expressed or implied by the forward-looking statements: changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, political instability, currency and interest rate fluctuations, shifts in the global supply and demand position for tobacco products, changes in tax laws and regulations or the interpretation of tax laws
and
regulations, adverse weather conditions, changes in costs incurred in supplying tobacco and related services and the impact of regulation and litigation. Additional factors that could cause AOI’s results to differ materially from those expressed or implied by forward-looking statements can be found in AOI’s most recent Annual Report on Form 10-K and the other filings with the Securities and Exchange
Commission (the “SEC”) which are available at the SEC’s Internet site (http://www.sec.gov).
Non-GAAP Information. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) are not measures of results of operations under generally accepted accounting principles in the United States (“U.S. GAAP”) and should not be considered as an alternative to other U.S. GAAP measurements.
We
have
presented EBITDA and Adjusted EBITDA to adjust for the certain items because we believe that it would be helpful to understand the impact of these items on our reported results. This presentation enables investors to better compare our results to similar companies that may not incur the sporadic impact of various items identified above. Management acknowledges that there are many items that impact a company's reported results and this list is not intended to present all items that may have impacted these results. EBITDA,
Adjusted EBITDA and any ratios calculated based on these measures are not necessarily comparable to similarly-titled measures used by other companies or appearing in our debt obligations or agreements.

3 Industry & Company Overview AOINTL.COM

AOINTL.COM

Company Facts
Company Name
Alliance
One International, Inc
Headquartered
Morrisville, North Carolina, USA
Website
www.aointl.com
Stock Exchange
NYSE
Ticker
AOI
Annual
Revenues
1
$2.1 billion
Stock
Price
2
$23.84
Shares
Outstanding
1
8.9 million
1 -
Data as of March 31, 2015, shares outstanding  adjusted for 10 for 1 reverse stock split on June 29, 2015
2-
Closing price on September 18, 2015

AOINTL.COM

Our place in the Industry
Tobacco
Growers
Tobacco
Growers
Tobacco Leaf
Merchants
(e.g. AOI)
Tobacco Leaf
Merchants
(e.g. AOI)
Cigarette
Manufacturers
Cigarette
Manufacturers
Key Services
Provided
Contracting
Agronomy
Segregating
Blending
Processing
Re-drying
Packaging
Shipping
Key Services
Provided
Contracting
Agronomy
Segregating
Blending
Processing
Re-drying
Packaging
Shipping
+
300,000
130:1
Tobacco growers AOI contracts with
globally
Average number of farmers per AOI field
technician
35
Owned and third-party facilities
strategically located in core growing areas
+/-
400
Customers, each with unique tobacco
requirements
+/-
400
MIL
Kilos of dry tobacco processed and sold on
an annual basis
90
Countries into which our products are sold

6 Global Footprint We source tobacco in over 35 countries Source: Internal AOI data, estimated market share excludes manufacturers’ vertically integrated volumes *New AOI origin 6 AOINTL.COM

Global Footprint
We are strongly positioned in core or flavor markets
30% -
40%
50%–
55%*
20% -
25%
30% -
35%
30% -
40%
Source: Internal AOI data, estimated market share excludes manufacturers’ vertically integrated volumes
*New AOI origin

AOINTL.COM

AOINTL.COM

Customer Base
Manufacturer
World Market
Share (2014)
1
China National Tobacco
Corp (CNTC)
44.2%
Philip
Morris International Inc
14.6%
British
American Tobacco Plc
10.7%
Japan Tobacco Inc
8.9%
Imperial Tobacco Group
Plc
4.7%
Top 5 Total Market Share
83.1%
Our customer base includes the world’s largest cigarette manufacturers which collectively represent over 80% of global duty paid cigarette sales
+/-
400 customers ranging from large multinationals to local manufacturers
1
-
Duty
Paid
Cigarette
sales
Source: Euromonitor

AOINTL.COM

Cigarette Consumption
Source: Euromonitor
and TMA
1,949
2,317
2,543
3,646
3,449
3,119
2,111
2,396
2,155
2006
2007
2008
2009
2010
2011
2012
2013
2014
China (Sticks in Billions)
RoW (Sticks in Billions)
China Dom Crop
45%
40%
35%
China Dom Crop
(Green kilos in millions)
RoW
Consumption
(Sticks in billions)
China Consumption
(Sticks in billions)

AOINTL.COM

Total Value of Tobacco Market
Retail
Retail
Retail
$835 Billion
Retail value of World Tobacco Market in 2015
Includes tax (excise or other)
Manufacturer
Manufacturer
Manufacturer
$319 Billion
Leaf
Leaf
Leaf
$43 Billion
Assumption: tax represents  55% of retail value and retailer margins of 15%
Assumption: leaf accounts for 30% of manufacturers total costs and  manufacturer margins are 55%
Source: Retail market size, Euromonitor. All other figures are internal estimates.

AOINTL.COM

Reversal of Partial Vertical Integration
2009
JTI adds
sourcing leaf
directly in the
USA, Malawi
and Brazil
PMI
commences
self sourcing in
Brazil in
addition to
purchases from
dealers
2010
2014
2015
PMI moves to 100%
dealer sourcing for
US & Canadian leaf
BAT exits leaf
growing in Uganda,
AOI enters on their
behalf
PMI exits
Brazilian burley
procurement,
names AOI as
sourcing dealer
Future
Other Markets
and
opportunities
exist

AOINTL.COM

Sustainability and Regulation
Customer Requirement
AOI Competitive Advantage
Compliant,
High-Quality
Tobacco
AOI has farmer education
and
monitoring
programs in all of the
origins from which we
source tobacco. Our agronomists provide
educational support to growers to help them produce a high-quality crop and our field technicians provide monitoring support to ensure that it is grown in compliance with customer requirements.
Traceable Tobacco
AOI’s Total Product
Integrity Program
provides top-down and bottom
up traceability. We can track tobacco from the farm to the finished product.
Sustainably-Grown Tobacco
www.aoisustainability.com
AOI’s three pillars of sustainability
(People, Producers and Planet)
drive the focus of our sustainability programs, which are aligned with our customers’ initiatives to have a low environmental impact while improving farmer livelihoods and their communities.
Our customers require that AOI provide high-quality tobacco that is traceable and grown in a sustainable and compliant manner. AOI not only meets those requirements, but has programs in place to exceed customer expectations.

Value Added Service

Cigarette P

Leaf

Cut Rag

Smaller Regional Manufacturers

Large Multi National Manufacturers

AOINTL.COM

Value Added Services
Cut Rag
Maker
Packer
•
Capital requirements for equipment make it cost prohibitive for smaller manufacturers to produce their own cut rag
•
Cut rag is also used in cigar, pipe and roll your own tobacco products
•
AOI currently has two new factories to meet global business requirements located in
Wilson, North Carolina and Aqaba, Jordan.
Leaf
Cigarette
Production
Value
Chain
Value
Added
Service

AOINTL.COM

E-Liquids
Purilum is a 50/50 joint venture established in April 2014 between Alliance One’s subsidiary, AOSP Investments, LLC,  and an affiliate of IOTO International.
Its primary business activity is the formulation and production of e-liquids used in the electronic cigarette market (cig-a-like and VTM). It also provides  cartomizer and bottle filling services for its customer base.
Purilum was created with pending regulation in mind –
rigorous, 100% product
testing and purity verification combined with independent toxicologist certification provide industry leading quality standards
Production facility is located in Greenville, North Carolina

AOINTL.COM

Brazilian Joint
Venture
China Brasil
Tabacos
(“CBT”) is a 49/51 joint venture between Alliance One’s Brazilian subsidiary, Alliance One Brasil
Exportadora
de Tabacos
and China Tobacco
International’s Brazilian subsidiary, China Tabaco Internacional do Brasil
CBT is China Tobacco International’s first international joint venture in the tobacco leaf supply segment
CBT operates independently of each of the parent companies in Brazil. CBT does not own a processing facility and processes 100% of its volumes in one of AOI’s Brazilian factories.

16 Financials AOINTL.COM

USD Millions	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015
Revenue	$2,094	$2,151	$2,244	$2,355	$2,066
Adjusted EBITDA[1]	165	183	187	161	176
As a % of revenue	*7.9%*	*8.5%*	*8.3%*	*6.8%*	*8.5%*
Net Debt[2]	1,073	1,083	1,102	883	928

SG&A Expense[3]

$158
$148
$146
$134
$137
2011
2012
2013
2014
2015

Leverage[4]

AOINTL.COM

Financial Data -
Income Statement
1 ) Non USGAAP measure, please see appendix for calculation
2) Total debt less cash and cash equivalents, please see appendix for calculation
3) Includes reserves for doubtful customer receivables, please see appendix
4) Net Debt divided by Adjusted  EBITDA, values rounded
SG&A
Expense
3
Leverage
4

AOINTL.COM

Financial Data -
Free Cash Flow
USD Millions
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
Adjusted EBITDA
165

183

187

161

176

Less:
Cash Interest
91

89

102

105

99

Cash Tax
13

17

21

18

16

CapEx
70

44

40

25

25

FCF before
in W/C
(9)

33

24

13

36

Core operations provide sufficient free cash flow to reduce long term debt
AOI finances working capital requirements with short term bank lines. The cash impact of increases and decreases in working capital requirements are captured in cash paid for interest
Future non core asset sale proceeds may also be used to reduce long term debt

AOINTL.COM

Cost Savings Program
Global restructuring program
announced in March 2015
anticipated to provide between
$30 and $35 million in annual
recurring cost savings
Total cost of approximately
$11.6MM ($1.8MM cash)
recorded through  June 30, 2015
The initial phase is anticipated to
be principally completed over
the next 18 months.
Implementation Progress

AOINTL.COM

Stock Price
$0
$5
$10
$15
$20
$25
$30
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Brazil VI reversal,
cost savings and
announced
reverse stock split
Out of compliance
with NYSE and
S&P Downgrade
Regained NYSE
Compliance
Approval of
stock split
and FY15 YE
results
Removed from
Russell
The company effected a 10 -
1 reverse stock split at the end of June 26, 2015. The graph reflects the adjusted stock price for periods prior to the reverse stock split as if the reverse stock split was in effect at that time.
Q3 FY15  results
& removed from
S&P Small Cap
600 & Moody’s
downgrade
Q1 FY16
Results
Announced PMI
reversal of partial
VI in USA

3.50
3.00
2.50
2.00
2014 Crop Season
2015 Crop Season

AOINTL.COM

FX Rates and Green Prices
Tobacco is primarily sold to our customers in US dollars, except in Europe
The strengthening of the US dollar versus multiple local currencies has resulted in lower tobacco and operating costs
Inflationary adjustments to local green buying prices offset some of the cost reduction associated with the appreciation of the US dollar
A significant portion of the lower tobacco and operating costs are passed on to customers through market driven reductions in final selling prices
BRAZILIAN REAL
Daily rate to US dollar from December 2013 through June 2015

AOINTL.COM

Conclusion
AOI is strongly positioned in core leaf tobacco sourcing markets
Highly efficient, low-cost supply chain
Strong, long-term customer relationships
AOI’s sustainable and traceable grower base are key to future growth opportunities
Manufacturer’s continued VI reversal strategies present opportunities
The strengthening US dollar versus local currencies where we operate will reduce costs and impact revenue when compared to last year. Additional volumes are expected to offset currency impacts on revenue and adjusted EBITDA.
FY2016 results versus last year will be affected by weather related delays in crop timing out of Africa and North and South America, with greater revenue and adjusted EBITDA occurring in the second half of the fiscal year.

23

24 Appendix AOINTL.COM

AOINTL.COM

Detailed
Income Statement
The earnings per share data in the table above reflects the outstanding shares at the respective reporting date and does not take into consideration the reverse stock split that occurred at the end of June 26, 2015.
(in thousands, except per share amounts)
2011
2012
2013
2014
2015
Sales and other operating revenues
2,094,062
$
2,150,767
$
2,243,816
$
2,354,956
$
2,065,850
$
Cost of goods and services sold
1,817,243
1,863,115
1,958,570
2,114,929
1,810,771
Gross profit
276,819
287,652
285,246
240,027
255,079
Selling, administrative and general expenses
157,920
147,558
145,750
134,087
137,020
Other income
37,442
15,725
20,721
18,230
1,894
Restructuring and asset impairment charges
23,467
1,006
(55)
5,111
9,118
Operating  income
132,874
154,813
160,272
119,059
110,835
4,584
-
1,195
57,449
(771)
102,696
106,804
114,557
116,798
113,355
Interest income
7,255
6,149
6,547
7,068
6,268
Income (loss) before income taxes and other items
32,849
54,158
51,067
(48,120)
4,519
Income tax expense (benefit)
107,460
25,039
27,992
38,942
22,939
Equity in net income of investee companies
2,463
72
1,637
60
2,823
Net income (loss)
(72,148)
29,191
24,712
(87,002)
(15,597)
Less -
Net income attributable to noncontolling
interests
(597)
(260)
699
(343)
(172)
Net income (loss) attributable to the Company
(71,551)
$
29,451
$
24,013
$
(86,659)
$
(15,425)
$
Earnings (loss) per share:
Basic
(0.81)
$
0.34
$
0.27
$
(0.99)
$
(0.17)
$
Diluted
(0.81)
$
0.30
$
0.25
$
(0.99)
$
(0.17)
$
Twelve Months Ended March 31,
Debt retirement expense
Interest expense

AOINTL.COM

Adjusted EBITDA (Annual) and
Net Debt
(in thousands)
2011
2012
2013
2014
2015
U.S.
GAAP
-
Net
Income
(loss)
(71,551)
$
29,451
$
24,013
$
(86,659)
$
(15,425)
$
Plus:  Interest expense
102,696
106,804
114,557
116,798
113,355
Plus:  Income tax expense
107,460
25,039
27,992
38,942
22,939
Plus:  Depreciation Expense
28,216
33,143
33,811
32,427
29,623
EBITDA
166,821
194,437
200,373
101,508
150,492
Plus:  Abnormal unrecovered advances to suppliers
(1)
-
-
1,750
11,587
1,085
Plus:  Reserves for doubtful customer receivables
3,002
477
(44)
312
12,368
Plus:  Non-cash employee stock based compensation
4,609
2,618
4,520
3,222
3,028
Less: Other income
37,442
15,725
20,721
18,230
1,894
Plus:  Restructuring and asset impairment charges
23,467
1,006
(55)
5,111
9,118
Plus:  Debt retirement expense (income)
4,584
1,195
57,449
(771)
Plus:
Amortization
of
basis
difference
-
CBT
investment
(2)
-
-
-
-
2,814
Adjusted EBITDA
165,041
$
182,813
$
187,018
$
160,959
$
176,240
$
Total debt
1,116,562
$
1,203,035
$
1,194,055
$
1,117,588
$
1,072,091
$
Less:  Cash
43,506
119,743
92,026
234,742
143,849
Total debt less cash
1,073,056
$
1,083,292
$
1,102,029
$
882,846
$
928,242
$
(Total debt less cash) /  Adjusted EBITDA
6.50x
5.93x
5.89x
5.48x
5.27x
(1)
(2)
Twelve Months Ended March 31,
Unrecovered amounts expensed directly to cost of goods and services sold in the income statement for abnormal yield adjustments or unrecovered amounts from prior crops.  Normal yield adjustments are capitalized into the cost of the current crop and are expensed as cost of goods and services sold as that crop is sold.
Related to a former Brazilian subsidiary that is now deconsolidated following the completion of a joint venture in March 2014.